                                       Oppenheimer CAPITAL PRESERVATION FuND
                                      Supplement dated August 30, 2002 to the
                                        Prospectus dated February 28, 2002

The Prospectus is changed as follows:

     The first paragraph following the heading "When Are Redemption Fees Applied?" on page 31 is deleted and replaced with the following:

              A redemption fee of 2% of the redemption proceeds is applied to redemptions of Fund shares that are:

                o   redeemed for reasons other than to fund a "benefit sensitive withdrawal," and
                o   made on less than 12 months' prior written notice to the Fund.

              The redemption fee will not apply to any redemptions of Fund shares for the purpose of exchanging the redemption proceeds to another Plan investment option provided that Plan investment option does not have a duration of 3 years or less.

August 30, 2002                                                                                 PS0755.015